UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  July 14, 2015

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 14, 2015, General Moly, Inc. (the “Company”) filed a Certificate of Amendment to the Certificate of Incorporation of the Company (the “Amendment”), to increase the authorized shares of the Company’s common stock, par value $0.001 per share, from 200 million to 650 million.  The filing of the Amendment was approved by the Company’s stockholders at their annual meeting on June 30, 2015.

A copy of the Amendment, as filed with the Secretary of State of the State of Delaware on July 14, 2015, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01                           Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of General Moly, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: July 16, 2015	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer